UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 1, 2011

Protalix BioTherapeutics, Inc.
(Exact name of registrant as specified in its charter)

Florida	001-33357	65-0643773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Snunit Street	20100
Science Park, POB 455
Carmiel, Israel
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code +972-4-988-9488

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On December 1, 2011, Protalix BioTherapeutics, Inc. (the "Company") issued a press release announcing that the Irish Medicines Board (IMB) has completed a successful GMP (Good Manufacturing Practice) audit of the Company's manufacturing facility in Carmiel, Israel, and has issued a Certificate of GMP Compliance of a Manufacturer for the facility.  The IMB Certificate is accepted by all health authorities in the European Union (EU) under the EU's centralized marketing authorization procedure, and by authorities of several other countries that recognize EU Certification.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

99.1           Press release dated December 1, 2011

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTALIX BIOTHERAPEUTICS, INC.

Date: December 1, 2011	By:	/s/ Yossi Maimon
	Name:	Yossi Maimon
	Title:	Vice President and Chief Financial Officer

3